CASE NAME:	EXTERRA ENERGY, INC.					ACCRUAL BASIS

CASE NUMBER:	11-46956-RPN-11

JUDGE:	Judge Nelms

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF TEXAS
		FORT WORTH		DIVISION

MONTHLY OPERATING REPORT

		MONTH ENDING:	September 30, 2012

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE,
I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING
MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND
THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE
DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.  DECLARATION OF THE PREPARER
(OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH
PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:
/s/ Michael McConnell						Trustee
Original Signature of Responsible Party					Title	Title
Michael McConnell						October 12, 2012
Printed Name of Responsible Party					Date	Date

PREPARER:
/s/ Jason A. Rae						Accountant
Original Signature of Preparer					Title	Title
Jason A. Rae						October 11, 2012
Printed Name of Preparer					Date	Date

CASE NAME:	EXTERRA ENERGY, INC.			ACCRUAL BASIS - 1

CASE NUMBER:	11-46956-RPN-11

COMPARATIVE BALANCE SHEET			(SEE GENERAL FOOTNOTE)
		2ND AMENDED	MONTH	MONTH	MONTH
		SCHEDULED	Jul-12	Aug-12	Sep-12
ASSETS		AMOUNT
1.	Unrestricted Cash	84	167,671	172,786	60,091
2.	Restricted Cash
3.	Total Cash	84	167,671	172,786	60,091
4.	Accounts Receivable (Net)
5.	Inventory
6.	Notes Receivable
7.	Prepaid Expenses
8.	Other (Attach List)	78,215	34,175	34,175	34,175
9.	Total Current Assets	78,299	201,846	206,961	94,266
10.	Property, Plant & Equipment	Unknown	Unknown	Unknown	Unknown
11.	Less: Accumulated Depreciation/Depletion
12.	Net Property, Plant & Equipment
13.	Due From Insiders
14.	Other Assets - Net of Amortization (Attach List)	725,000	500,000	500,000	500,000
15.	Other (Attach List)
16.	Total Assets	803,299	701,846	706,961	594,266
POST PETITION LIABILITIES
17.	Accounts Payable
18.	Taxes Payable
19.	Notes Payable
20.	Professional Fees		265,233	293,385	165,675
21.	Secured Debt
22.	Other (Attach List)
23.	Total Post Petition Liabilities		265,233	293,385	165,675
PRE PETITION LIABILITIES
24.	Secured Debt	6,684,972	6,500,216	6,500,216	6,500,216
25.	Priority Debt	500	500	500	500
26.	Unsecured Debt	7,361,511	7,361,511	7,361,511	7,361,511
27.	Other (Attach List)
28.	Total Pre Petition Liabilities	14,046,984	13,862,227	13,862,227	13,862,227
29.	Total Liabilities	14,046,984	14,127,460	14,155,612	14,027,902
EQUITY
30.	Pre Petition Owners' Equity		(13,243,685)	(13,243,685)	(13,243,685)
31.	Post Petition Cumulative Profit Or (Loss)		(175,806)	(198,842)	(183,828)
32.	Direct Charges To Equity		(6,123)	(6,123)	(6,123)
33.	Total Equity		(13,425,614)	(13,448,651)	(13,433,636)
34.	Total Liabilities and Equity		701,846	706,961	594,266
This form _x__ does ___ does not have related footnotes on Footnotes Supplement.

CASE NAME:	EXTERRA ENERGY, INC.			SUPPLEMENT TO

CASE NUMBER:	11-46956-RPN-11			ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET			(SEE GENERAL FOOTNOTE)
		SCHEDULED	MONTH	MONTH	MONTH
ASSETS		AMOUNT	Jul-12	Aug-12	Sep-12
A.	Strata Operating	12,978
B.	Sauder Operating	6,204
C.	Funds held in Harris County District Court Registry	24,858
D.	Supersedeas Bond posted in Potter County	10,000	10,000	10,000	10,000
E.	Retainer held by Sprouse Shrader Smith, PC	24,175	24,175	24,175	24,175
F.
TOTAL OTHER ASSETS - LINE 8		78,215	34,175	34,175	34,175

A.	Oil & Gas Properties
B.	35 undeveloped lots, block 6 lots 156-195, Adair County, OK	50,000	50,000	50,000	50,000
C.	Overriding royalty interest in well located in Starr County, TX; JMK #1, Lease No. 173247	Unknown	Unknown	Unknown	Unknown
D.	Working interest in oil and gas wells in Pecos County, TX	Unknown	Unknown	Unknown	-
E.	Mineral leases in oil and gas wells located in Jack and Parker Counties, TX	Unknown	Unknown	Unknown
F.	Working interest in oil and gas wells located in Young, Wilbarger and Wichita Counties, TX	-	-	-	-
G.	Working interests in oil and gas wells located in Gregg, Rusk and Upshur Counties, TX	Unknown	Unknown	Unknown	Unknown
H.	Working and overriding interested in oil and gas wells operated by Strata Operating, Inc., located in Wise, Parker, Hill and Jack Counties, TX	450,000	450,000	450,000	450,000
I.	Working interests in oil and gas wells operated by Sauder Management Company, located in Parker County, TX	225,000	-	-	-
J.	Mining Claims in British Columbia, Canada	Unknown	Unknown	Unknown	Unknown
K.	Various overriding royalty interests acquired from Star of Texas Energy Services, Inc.	Unknown	Unknown	Unknown	Unknown
TOTAL OTHER ASSETS NET OF AMORTIZATION - LINE 14		725,000	500,000	500,000	500,000

A.	Claim against Star of Texas Energy Services/Trustee	Unknown	Unknown	Unknown	Unknown
B.	Other litigation claims against insiders and affiliates	Unknown	Unknown	Unknown	Unknown
C.	Preference Actions	Unknown	Unknown	Unknown	Unknown
D.	Claims against RoyalCo Financial Corporation	Unknown	Unknown	Unknown	Unknown
E.	Claims against RoyalCo Oil and Gas Corporation	Unknown	Unknown	Unknown	Unknown
F.	Claims against Royal Trust	Unknown	Unknown	Unknown	Unknown
G.	Claims against AAA Oil Trust	Unknown	Unknown	Unknown	Unknown
H.	Resonance Energy LLC	-	-	-	-
TOTAL OTHER ASSETS - LINE 15

POST PETITION LIABILITIES
A.
B.
C.
D.
E.
TOTAL OTHER POST PETITION LIABILITIES - LINE 22

PRE PETITION LIABILITIES
A.
B.
C.
D.
E.
TOTAL OTHER PRE PETITION LIABILITIES - LINE 27

CASE NAME:	EXTERRA ENERGY, INC.			ACCRUAL BASIS - 2

CASE NUMBER:	11-46956-RPN-11

INCOME STATEMENT			(SEE GENERAL FOOTNOTE)
		MONTH	MONTH	MONTH	QUARTER
REVENUES		Jul-12	Aug-12	Sep-12	TOTAL
1.	Gross Revenues		6,762	29,660	36,422
2.	Less: Returns & Discounts
3.	Net Revenue		6,762	29,660	36,422
COST OF GOODS SOLD
4.	Material
5.	Direct Labor
6.	Direct Overhead
7.	Total Cost Of Goods Sold
8.	Gross Profit		6,762	29,660	36,422
OPERATING EXPENSES
9.	Officer / Insider Compensation
10.	Selling & Marketing
11.	General & Administrative	244	148	131	523
12.	Rent & Lease
13.	Other (Attach List)
14.	Total Operating Expenses	244	148	131	523
15.	Income Before Non-Operating
	Income & Expense	(244)	6,613	29,529	35,899
OTHER INCOME & EXPENSES
16.	Non-Operating Income (Att List)	1,000		10,000	11,000
17.	Non-Operating Expense (Att List)
18.	Interest Expense
19.	Depreciation / Depletion
20.	Amortization
21.	Other (Attach List)
22.	Net Other Income & Expenses	1,000		10,000	11,000
REORGANIZATION EXPENSES
23.	Professional Fees	43,150	28,152	24,515	95,817
24.	U.S. Trustee Fees	650			650
25.	Other (Attach List)		1,497		1,497
26.	Total Reorganization Expenses	43,800	29,650	24,515	97,964
27.	Income Tax
28.	Net Profit (Loss)	(43,043)	(23,036)	15,015	(51,065)
This form _X___ does ___ does not have related footnotes on Footnotes Supplement.

CASE NAME:	EXTERRA ENERGY, INC.			SUPPLEMENT TO

CASE NUMBER:	11-46956-RPN-11			ACCRUAL BASIS - 2

INCOME STATEMENT
		MONTH	MONTH	MONTH	QUARTER
OPERATING EXPENSES		Jul-12	Aug-12	Sep-12	TOTAL
A.
B.
C.
D.
E.
F.
G.
H.
I.
J.
K.
TOTAL OTHER OPERATING EXPENSES - LINE 13

OTHER INCOME & EXPENSES
A.	Sale of Mineral Interests (net)	1,000			1,000
B.	Sale of Pecos County Assets			10,000	10,000
C.
D.
TOTAL NON-OPERATING INCOME - LINE 16		1,000		10,000	11,000

A.
B.
C.
D.
TOTAL NON-OPERATING EXPENSE - LINE 17

REORGANIZATION EXPENSES
A.	Scott Land Services		1,497		1,497
B.
C.
D.
E.
TOTAL OTHER REORGANIZATION EXPENSES - LINE 25			1,497		1,497

CASE NAME:	EXTERRA ENERGY, INC.			ACCRUAL BASIS - 3

CASE NUMBER:	11-46956-RPN-11

CASH RECEIPTS AND		MONTH	MONTH	MONTH	QUARTER
DISBURSEMENTS		Jul-12	Aug-12	Sep-12	TOTAL
1.	Cash - Beginning Of Month	82,139	167,671	172,786	82,139
RECEIPTS FROM OPERATIONS
2.	Cash Sales	45,181	6,762	29,660	81,603
COLLECTION OF ACCOUNTS RECEIVABLE
3.	Pre Petition
4.	Post Petition
5.	Total Operating Receipts	45,181	6,762	29,660	81,603
NON-OPERATING RECEIPTS
6.	Loans & Advances (Attach List)			10,000	10,000
7.	Sale of Assets	226,000			226,000
8.	Other (Attach List)
9.	Total Non-Operating Receipts	226,000		10,000	236,000
10.	Total Receipts	271,181	6,762	39,660	317,603
11.	Total Cash Available	353,321	174,432	212,446	399,742
OPERATING DISBURSEMENTS
12.	Net Payroll
13.	Payroll Taxes Paid
14.	Sales, Use & Other Taxes Paid	244			244
15.	Secured / Rental / Leases
16.	Utilities
17.	Insurance
18.	Inventory Purchases
19.	Vehicle Expenses
20.	Travel
21.	Entertainment
22.	Repairs & Maintenance
23.	Supplies
24.	Advertising
25.	Other (Attach List)	184,756	1,646	131	186,533
26.	Total Operating Disbursements	185,000	1,646	131	186,777
REORGANIZATION DISBURSEMENTS
27.	Professional Fees			152,225	152,225
28.	U.S. Trustee Fees	650			650
29.	Other (Attach List)
30.	Total Reorganization Expenses	650		152,225	152,875
31.	Total Disbursements	185,650	1,646	152,356	339,652
32.	Net Cash Flow	85,531	5,116	(112,695)	(22,048)
33.	Cash - End of Month	167,671	172,786	60,091	60,091
This form _X__ does ___ does not have related footnotes on Footnotes Supplement.

CASE NAME:	EXTERRA ENERGY, INC.			SUPPLEMENT TO

CASE NUMBER:	11-46956-RPN-11			ACCRUAL BASIS - 3

CASH RECEIPTS AND
DISBURSEMENTS
		MONTH	MONTH	MONTH	QUARTER
NON-OPERATING RECEIPTS		Jul-12	Aug-12	Sep-12	TOTAL
A.	Sale of Pecos County Assets			10,000	10,000
B.
C.
D.
E.
TOTAL LOANS & ADVANCES- LINE 6				10,000	10,000

A.
B.
C.
D.
E.
TOTAL OTHER NON-OPERATING RECEIPTS - LINE 8

OPERATING DISBURSEMENTS
A.	Bank Charges		148	131	280
B.	Payment on Secured Debt	184,756			184,756
C.	Scott Land Services		1,497		1,497
D.
E.
F.
G.
H.
I.
TOTAL OTHER OPERATING DISBURSEMENTS - LINE 25		184,756	1,646	131	186,533

REORGANIZATION DISBURSEMENTS
A.
B.
C.
D.
E.
TOTAL OTHER REORGANIZATION DISBURSEMENTS - LINE 29

CASE NAME:		EXTERRA ENERGY, INC.			ACCRUAL BASIS - 4

CASE NUMBER:		11-46956-RPN-11			(SEE GENERAL FOOTNOTE)

			SCHEDULED	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING			AMOUNT	Jul-12	Aug-12	Sep-12
1.	0 - 30
2.	31 - 60
3.	61 - 90
4.	91 +
5.	Total Accounts Receivable
6.	(Amount Considered Uncollectible)
7.	Accounts Receivable (Net)

				MONTH:	September-12
AGING OF POST PETITION TAXES AND PAYABLES
		0 - 30	31 - 60	61 - 90	91 +
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	Federal
2.	State
3.	Local
4.	Other (Attach List)
5.	Total Taxes Payable

6.	Accounts Payable

				MONTH:	September-12

STATUS OF POST PETITION TAXES
FEDERAL			BEGINNING TAX LIABILITY *	AMOUNT WITHHELD AND/OR ACCRUED	(AMOUNT PAID)	ENDING TAX LIABILITY
1.	Withholding **
2.	FICA - Employee **
3.	FICA - Employer **
4.	Unemployment
5.	Other - Misc Adj
6.	Other- Earned Income Credit
7.	Total Federal Taxes		-	-	-	-
STATE AND LOCAL
8.	Withholding
9.	Sales
10.	Excise
11.	Unemployment
12.	Real Property			244	(244)
13.	Personal Property
14.	Other (Attach List)		-
15.	Total State And Local		-	244	(244)	-
16.	Total Taxes		-	244	(244)	-
*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.
This form ___ does _X__ does not have related footnotes on Footnotes Supplement.

CASE NAME:	EXTERRA ENERGY, INC.				ACCRUAL BASIS - 5

CASE NUMBER:	11-46956-RPN-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.  Accounts with restricted funds should be identified by placing an asterisk next to the account number.  Attach additional sheets if necessary.

		MONTH:	September-12

BANK RECONCILIATIONS		Account # 1	Account # 2		Other Accounts
A.	BANK:	Frost National	Wells Fargo	Wells Fargo	(Attach List)
B.	ACCOUNT NUMBER:	60 8688540	1994425344	1994425351		TOTAL
C.	PURPOSE (TYPE):	Checking	Money Market -Operating	Money Market - Strata
1.	Balance Per Bank Statement	-	66,908	-		66,908
2.	Add: Total Deposits Not Credited
3.	Subtract: Outstanding Checks		(6,817)			(6,817)
4.	Other Reconciling Items
5.	Month End Balance Per Books	-	60,091	-		60,091
6.	Number of Last Check Written	Closed 4/30/12	3007

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT		PURCHASE PRICE	CURRENT VALUE
7.

8.

9.

10.	(Attach List)

11.	Total Investments

CASH
12.	Currency On Hand

13.	Total Cash - End of Month					60,091
This form ___ does _X__ does not have related footnotes on Footnotes Supplement.

CASE NAME:	EXTERRA ENERGY, INC.			SUPPLEMENT TO

CASE NUMBER:	11-46956-RPN-11			ACCRUAL BASIS - 5

		MONTH:	September-12

BANK RECONCILIATIONS
A.	BANK:	Wells Fargo		TOTAL
B.	ACCOUNT NUMBER:	1994425369		OTHER BANK
C.	PURPOSE (TYPE):	Money Market - Sauder		ACCOUNTS
1.	Balance Per Bank Statement
2.	Add: Total Deposits Not Credited
3.	Subtract: Outstanding Checks
4.	Other Reconciling Items
5.	Month End Balance Per Books
6.	Number of Last Check Written

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
A.

B.

C.

D.

E. Total Investments

CASE NAME:	EXTERRA ENERGY, INC.			ACCRUAL BASIS - 6

CASE NUMBER:	11-46956-RPN-11
				MONTH:	September-12
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid  to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals.  Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.).  Attach additional sheets if necessary.

INSIDERS
	NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.
2.
3.
4.
5.
6.
7.
8.	(Attach List)
9.	Total Payments To Insiders

PROFESSIONALS
	NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.	Kelly Hart & Hallman			115,970		112,119
2.	Lain Faulkner & Co., P.C.			29,438		19,917
3.	Mike McConnell, Trustee					18,638
4.	TEC Engineering Group, Inc.			6,817
5.	Diamond McCarthy LLP					15,000
6.	(Attach List)
7.	Total Payments To Professionals			152,225		165,675
*	Include all fees incurred, both approved and unapproved

POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
	NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POST PETITION
1.			$ -
2.
3.
5.	(Attach List)
6.	TOTAL			$ -	$ -
This form ___ does _X__ does not have related footnotes on Footnotes Supplement.

CASE NAME:	EXTERRA ENERGY, INC.		ACCRUAL BASIS - 7

CASE NUMBER:	11-46956-RPN-11
	MONTH:	September-12
QUESTIONNAIRE
			YES	NO
1.	Have any Assets been sold or transferred outside the normal course of business this reporting period?		X
2.	Have any funds been disbursed from any account other than a debtor in possession account?			X
3.	Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?			X
4.	Have any payments been made on Pre Petition Liabilities this reporting period?			X
5.	Have any Post Petition Loans been received by the debtor from any party?			X
6.	Are any Post Petition Payroll Taxes past due?			X
7.	Are any Post Petition State or Federal Income Taxes past due?			X
8.	Are any Post Petition Real Estate Taxes past due?			X
9.	Are any other Post Petition Taxes past due?			X
10.	Are any amounts owed to Post Petition creditors delinquent?			X
11.	Have any Pre Petition Taxes been paid during the reporting period?			X
12.	Are any wage payments past due?			X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE
			YES	NO
1.	Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?			X
2.	Are all premium payments paid current?			X
3.	Please itemize policies below.			X

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below.  Attach additional sheets if necessary.

The Debtor's policies had expired prior to the appointment of Mr. McConnell; the Debtor has no employees.

INSTALLMENT PAYMENTS
TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY

This form ___ does _X__ does not have related footnotes on Footnotes Supplement.

CASE NAME:	EXTERRA ENERGY, INC.		FOOTNOTES

CASE NUMBER:	11-46956-RPN-11	ACCRUAL BASIS

		MONTH:	September-12

ACCRUAL BASIS FORM NUMBER	LINE NUMBER	FOOTNOTE / EXPLANATION

General		Effective March 29, 2012 Michael McConnell was appointed as Trustee of this case. The case was
		commenced on December 15, 2011 and was operated as a Debtor-In-Possession until Mr. McConnell's
		appointment. The Debtor submitted the monthly operating report for the month of January 2011 on a
		cash basis. The Trustee has prepared this report from the information in the Debtors books and
		records and data contained in the Schedules and Statements of Financial Affairs filed by the Debtor.
		The Trustee is still in the process of evaluating the records of the Debtor to determine what
		adjustments, if any, might be required, however the Trustee believes the Amended Statement of
		Financial Affairs and Schedules contain material inaccuracies (some of which have been adjusted in this
		report) and is in the process of filing a Second Amended version of these reports.

Accrual 1	14, 32	Based upon the books and records and the Form 10-Q filed with the Securities and Exchange
		Commission for the period ended February 28, 2011 the asset value of the Oil and Gas Properties has
		been adjusted to their cost basis less amortization as recorded in the Debtor's filing. The net adjustment
		to reflect historical book basis was a reduction of $14,690,945.59. The Trustee is continuing to analyze
		the Debtor's records to determine if further adjustments are necessary.

Accrual 1	15	The assets consist of potential causes of actions and they are being adjusted to an unknown value.
		The net adjustment totals $5,000,000. The Trustee and his professionals will continue to analyze the
		merits of the pending actions.

Accrual 1	24	Based upon the actual proofs of claim filed by the secured creditors, the secured debt has been adjusted
		to the actual amounts claimed. The net adjustment is a reduction of $2,434,261.14. The Trustee is
		continuing to analyze the Debtor's records to determine if further adjustments are necessary.

Accrual 1	20	Fees due to Michael McConnell as Trustee have been calculated based on Section 326 Limitation on
Accrual 2	23	Compensation of Trustee. The total amount accrued through the report date is $18,638.
Accrual 6

Accrual 1	14	During the current month a portion of the Pecos County assets reflected on the Schedules at an
		unknown amount were sold for $10,000. The balance of the unsold Pecos County assets were
		abandoned as they were unduly burdensome to the Bankruptcy Estate.